EXHIBIT 99.1

Contact:
Wayne D. Mackie	Dennis Walsh
Executive Vice President, CFO	Vice President
Charles River Associates	Sharon Merrill Associates, Inc.
617-425-3740	617-542-5300

CHARLES RIVER ASSOCIATES (CRA) ANNOUNCES
THIRD QUARTER 2014 FINANCIAL RESULTS

Company Continues to Deliver Solid Results

Board Expands Share Repurchase Program by $30 Million

BOSTON, October 23, 2014 — Charles River Associates (NASDAQ: CRAI), a worldwide leader in providing economic, financial, and management consulting services, today announced financial results for the fiscal third quarter ended September 27, 2014. “During the third quarter of fiscal 2014, we experienced solid performance across our portfolio, further contributing to our strong year-to-date results,” said Paul Maleh, CRA’s President and Chief Executive Officer. “The broad-based demand for our services continued during the quarter, with companywide utilization at 75%.”

Revenue for the third quarter of fiscal 2014 was $73.5 million, compared with $74.4 million for the fiscal third quarter ended September 28, 2013. Non-GAAP revenue for the third quarter of fiscal 2014 was $72.2 million, compared with $72.9 million for the third quarter of fiscal 2013.

Net income for the third quarter of fiscal 2014 was $3.2 million, or $0.33 per diluted share, compared with $3.3 million, or $0.32 per diluted share, for the third quarter of fiscal 2013. Non-GAAP net income for the third quarter of fiscal 2014 was $3.3 million, or $0.33 per diluted share, compared with $3.2 million, or $0.31 per diluted share, for the third quarter of fiscal 2013.

Adjusted EBITDA for the third quarter of fiscal 2014 was $12.2 million, or 16.7% of revenue, compared with $12.8 million, or 17.1% of revenue, for the third quarter of fiscal 2013. On a non-GAAP basis, Adjusted EBITDA for the third quarter of fiscal 2014 was $12.2 million, or 16.9% of revenue, compared with $12.5 million, or 17.2% of revenue, for the third quarter of fiscal 2013.

A complete reconciliation between revenue, net income and net income per diluted share, and the calculation of Adjusted EBITDA, on a GAAP and non-GAAP basis, for the third quarters of fiscal 2014 and fiscal 2013, and the year to date periods ended as of the end of these quarters, are provided in the financial tables at the end of this release.

“Within our Litigation & Regulatory business, Antitrust & Competition Economics continued to deliver strong results,” commented Maleh. “Other key contributors included Energy, Finance, and Financial Economics, which all generated solid year-over-year growth in the quarter. Our Management Consulting business achieved approximately 5% revenue growth compared with the third quarter of a year ago, with Marakon and Life Sciences leading the way.”

Outlook

“Entering Q4 of fiscal 2014, we expect to build upon our strong year-to-date performance. CRA’s lead flow and new project conversion activity are healthy, and our financial position is excellent. We believe that CRA is positioned to deliver profitable growth in the quarters ahead through organic expansions and strategic acquisitions,” said Maleh.

“Consistent with the anticipated staffing levels announced during the Q2 earnings call, we ended the third quarter with 449 consultants. As part of our growth strategy, we expect to expand our consulting staff by roughly 5% during the next three-to-six months. We also expect to continue to grow our consulting staff beyond this period through our standard campus pursuits and other opportunities,” concluded Maleh.

Share Repurchase Expansion

CRA also announced today that its Board of Directors has authorized an expanded share repurchase program of an additional $30.0 million of CRA’s common stock. During the third quarter of fiscal 2014, CRA repurchased approximately 279,000 shares of common stock for approximately $7.2 million. Subsequent to the end of the third quarter, CRA has repurchased approximately 145,000 shares of common stock for $3.7 million, largely exhausting the prior stock repurchase authorization and bringing the fiscal 2014 year-to-date total repurchased amount to approximately 677,000 shares for $16.4 million.

CRA will finance the expanded repurchase program with available cash. CRA may repurchase shares in open market purchases or in privately negotiated transactions in accordance with applicable insider trading and other securities laws and regulations. The timing and extent to which CRA repurchases shares will depend upon market conditions and other corporate considerations as may be considered in its sole discretion.

“CRA has the financial resources available to fund the expanded share repurchase program while continuing to execute its corporate growth strategy,” said Wayne Mackie, CRA’s Chief Financial

Officer. As of September 27, 2014, cash and cash equivalents were $44.7 million, up from $27.6 million at the end of the second quarter of fiscal 2014.

In connection with this expanded share repurchase program, CRA’s Board of Directors has authorized the Company in its discretion to adopt a Rule 10b5-1 plan covering some or all of these repurchases. CRA expects that any such plan, if effective, would be in place through the end of 2015. Any such plan would allow CRA to repurchase its shares at times when it otherwise might be prevented from doing so under insider trading laws or because of self-imposed trading blackout periods. A broker selected by CRA would have the authority under the terms and limitations specified in such plan to repurchase shares on the Company’s behalf. Any repurchases under such plan would be subject to certain pricing parameters; therefore, there is no guarantee as to the exact number of shares that will be repurchased under any such plan, or that there will be any repurchases pursuant to any such plan.

Conference Call Information and Prepared CFO Remarks

CRA will host a conference call this morning at 9:00 a.m. ET to discuss its third-quarter 2014 financial results. To listen to the live call, please visit the “Investor Relations” section of the Company’s website at http://www.crai.com, or dial (877) 709-8155 or (201) 689-8881. An archived version of the webcast will be available on CRA’s website for one year.

In combination with this press release, CRA has posted prepared remarks by its CFO Wayne Mackie under “Conference Call Materials” in the investor relations section on the Company’s website at http://www.crai.com. These remarks are offered to provide the investment community with additional background on CRA’s financial results prior to the start of the conference call.

About Charles River Associates (CRA)

Charles River Associates® is a global consulting firm specializing in litigation, regulatory, and financial consulting, and management consulting. CRA advises clients on economic and financial matters pertaining to litigation and regulatory proceedings, and guides corporations through critical business strategy and performance-related issues. Since 1965, clients have engaged CRA for its unique combination of functional expertise and industry knowledge, and for its objective solutions to complex problems. Headquartered in Boston, CRA has offices throughout the world. Detailed information about Charles River Associates, a registered trade name of CRA International, Inc., is available at http://www.crai.com.

NON-GAAP FINANCIAL MEASURES

In addition to reporting its financial results in accordance with U.S. generally accepted accounting principles, or GAAP, the Company has also provided in this release non-GAAP financial information.  The Company believes the use of non-GAAP measures in addition to GAAP measures is an useful method of evaluating its results of operations.  The Company believes that presenting its financial results excluding certain non-cash expenses and the results of the Company’s NeuCo subsidiary is important to investors and management because it is more indicative of the Company’s ongoing operating results and financial condition.  These non-GAAP financial measures should be considered in conjunction with, but not as a substitute for, the financial information presented in accordance with GAAP, and the results calculated in accordance with GAAP and reconciliations to those results should be carefully evaluated.  The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.  Specifically, for the third quarters of fiscal 2013 and 2014, and the year to date periods ended as of the end of these quarters, the Company has excluded NeuCo’s results. Also, in calculating “Adjusted EBITDA” for these fiscal periods, the Company has excluded the following non-cash expenses:  depreciation and amortization, share-based compensation expenses, and amortization of forgivable loans.

SAFE HARBOR STATEMENT

Statements in this press release concerning the future business, operating results and financial condition of the Company, including statements regarding being positioned for profitable growth, its ability to fund its share repurchase program while continuing to execute its corporate growth strategy, or future increases to its consulting staff, and statements using the terms “expect,” “believe,” or similar expressions are “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995.  These statements are based upon management’s current expectations and are subject to a number of factors and uncertainties.  Information contained in these forward-looking statements is inherently uncertain, and actual performance and results may differ materially due to many important factors.  Such factors that could cause actual performance or results to differ materially from any forward-looking statements made by the Company include, among others, the Company’s restructuring costs and attributable annual cost savings, changes in the Company’s effective tax rate, share dilution from the Company’s stock-based compensation, dependence on key personnel, attracting, recruiting and retaining qualified consultants, dependence on outside experts, utilization rates, completing acquisitions and factors related to its completed acquisitions, including integration of personnel, clients and offices, and unanticipated expenses and liabilities, the risk of impairment write downs to the Company’s intangible assets, including goodwill, if the Company’s enterprise value declines below certain levels, risks associated with acquisitions it may make in the future, risks inherent in international operations, the performance of NeuCo, changes in accounting standards, rules and regulations, changes in the law that affect the Company’s practice areas, management of new offices, the potential loss of clients, the ability of customers to terminate the Company’s engagements on short notice, dependence on the growth of the Company’s management consulting practice, the unpredictable nature of litigation-related projects, the ability of the Company to integrate successfully new consultants into its practice, the Company’s ability to collect on forgivable loans should any become due, general economic conditions, intense competition, risks inherent in litigation, and professional liability.  Further information on these and other potential factors that could affect the Company’s financial results is included in the Company’s periodic filings with the Securities and Exchange Commission.  The Company cannot guarantee any future results, levels of activity, performance or achievement.  The Company undertakes no obligation to update any of its forward-looking statements after the date of this press release.

CRA INTERNATIONAL, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS INCLUDING A RECONCILIATION TO NON-GAAP RESULTS

FOR THE FISCAL QUARTER ENDED SEPTEMBER 27, 2014 COMPARED TO THE FISCAL QUARTER ENDED SEPTEMBER 28, 2013

(In thousands, except per share data)

	Quarter Ended September 27, 2014					Quarter Ended September 28, 2013
		GAAP	Adjustments to		Non-GAAP		GAAP	Adjustments to		Non-GAAP
	GAAP	% of	GAAP Results	Non-GAAP	% of	GAAP	% of	GAAP Results	Non-GAAP	% of
	Results	Revenues	(NeuCo) (1)	Results	Revenues	Results	Revenues	(NeuCo) (1)	Results	Revenues

Revenues	$73,483	100.0%	$1,265	$72,218	100.0%	$74,427	100.0%	$1,481	$72,946	100.0%
Costs of services	49,417	67.2%	392	49,025	67.9%	50,577	68.0%	357	50,220	68.8%
Gross profit	24,066	32.8%	873	23,193	32.1%	23,850	32.0%	1,124	22,726	31.2%

Selling, general and administrative expenses	16,674	22.7%	874	15,800	21.9%	16,096	21.6%	892	15,204	20.8%
Depreciation and amortization	1,597	2.2%	—	1,597	2.2%	1,640	2.2%	1	1,639	2.2%
Income (loss) from operations	5,795	7.9%	(1)	5,796	8.0%	6,114	8.2%	231	5,883	8.1%

Interest and other income (expense), net	(220)	-0.3%	(17)	(203)	-0.3%	(162)	-0.2%	(36)	(126)	-0.2%
Income (loss) before provision for income taxes and noncontrolling interest	5,575	7.6%	(18)	5,593	7.7%	5,952	8.0%	195	5,757	7.9%
Provision for income taxes	(2,386)	-3.2%	(61)	(2,325)	-3.2%	(2,619)	-3.5%	(51)	(2,568)	-3.5%
Net income (loss)	3,189	4.3%	(79)	3,268	4.5%	3,333	4.5%	144	3,189	4.4%
Net (income) loss attributable to noncontrolling interest, net of tax	35	0.0%	35	—	0.0%	(63)	-0.1%	(63)	—	0.0%
Net income attributable to CRA International, Inc.	$3,224	4.4%	$(44)	$3,268	4.5%	$3,270	4.4%	$81	$3,189	4.4%

Net income per share attributable to CRA International, Inc.:
Basic	$0.33			$0.34		$0.32			$0.32
Diluted	$0.33			$0.33		$0.32			$0.31

Weighted average number of shares outstanding:
Basic	9,729			9,729		10,093			10,093
Diluted	9,919			9,919		10,192			10,192

(1) These adjustments include activity related to NeuCo in the Company’s GAAP results.

CRA INTERNATIONAL, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS INCLUDING A RECONCILIATION TO NON-GAAP RESULTS

FOR THE FISCAL YEAR TO DATE PERIOD ENDED SEPTEMBER 27, 2014 COMPARED TO THE FISCAL YEAR TO DATE PERIOD ENDED SEPTEMBER 28, 2013

(In thousands, except per share data)

	Year To Date Period Ended September 27, 2014					Year To Date Period EndedSeptember 28, 2013
		GAAP	Adjustments to		Non-GAAP		GAAP	Adjustments to		Non-GAAP
	GAAP	% of	GAAP Results	Non-GAAP	% of	GAAP	% of	GAAP Results	Non-GAAP	% of
	Results	Revenues	(NeuCo) (1)	Results	Revenues	Results	Revenues	(NeuCo) (1)	Results	Revenues

Revenues	$227,912	100.0%	$3,738	$224,174	100.0%	$202,760	100.0%	$3,703	$199,057	100.0%
Costs of services	153,952	67.5%	1,156	152,796	68.2%	137,634	67.9%	1,026	136,608	68.6%
Gross profit	73,960	32.5%	2,582	71,378	31.8%	65,126	32.1%	2,677	62,449	31.4%

Selling, general and administrative expenses	51,297	22.5%	2,761	48,536	21.7%	47,276	23.3%	2,666	44,610	22.4%
Depreciation and amortization	4,746	2.1%	—	4,746	2.1%	4,792	2.4%	3	4,789	2.4%
Income (loss) from operations	17,917	7.9%	(179)	18,096	8.1%	13,058	6.4%	8	13,050	6.6%

Interest and other income (expense), net	(624)	-0.3%	(23)	(601)	-0.3%	(361)	-0.2%	(70)	(291)	-0.1%
Income (loss) before (provision) benefit for income taxes and noncontrolling interest	17,293	7.6%	(202)	17,495	7.8%	12,697	6.3%	(62)	12,759	6.4%
Provision for income taxes	(7,629)	-3.3%	(155)	(7,474)	-3.3%	(5,178)	-2.6%	(181)	(4,997)	-2.5%
Net income (loss)	9,664	4.2%	(357)	10,021	4.5%	7,519	3.7%	(243)	7,762	3.9%
Net loss attributable to noncontrolling interest, net of tax	158	0.1%	158	—	0.0%	129	0.1%	129	—	0.0%
Net income attributable to CRA International, Inc.	$9,822	4.3%	$(199)	$10,021	4.5%	$7,648	3.8%	$(114)	$7,762	3.9%

Net income per share attributable to CRA International, Inc.:
Basic	$0.99			$1.01		$0.76			$0.77
Diluted	$0.98			$1.00		$0.75			$0.76

Weighted average number of shares outstanding:
Basic	9,892			9,892		10,088			10,088
Diluted	10,018			10,018		10,180			10,180

(1) These adjustments include activity related to NeuCo in the Company’s GAAP results.

CRA INTERNATIONAL, INC.

UNAUDITED ADJUSTED EBITDA INCLUDING A RECONCILIATION TO NON-GAAP ADJUSTED EBITDA

FOR THE QUARTER AND YEAR TO DATE PERIOD ENDED SEPTEMBER 27, 2014 COMPARED TO THE QUARTER AND YEAR TO DATE PERIOD ENDED SEPTEMBER 28, 2013

(In thousands)

	Quarter Ended September 27, 2014					Quarter Ended September 28, 2013
	GAAP	GAAP	Adjustments to	Non-GAAP	Non-GAAP	GAAP	GAAP	Adjustments to	Non-GAAP	Non-GAAP
	Quarter Ended	% of	GAAP Results	Quarter Ended	% of	Quarter Ended	% of	GAAP Results	Quarter Ended	% of
	September 27, 2014	Revenues	NeuCo (1)	September 27, 2014	Revenues	September 28, 2013	Revenues	NeuCo (1)	September 28, 2013	Revenues

Income (loss) from operations	$5,795	7.9%	$(1)	$5,796	8.0%	$6,114	8.2%	$231	$5,883	8.1%
Depreciation and amortization	1,597	2.2%	—	1,597	2.2%	1,640	2.2%	1	1,639	2.2%
EBITDA	7,392	10.1%	(1)	7,393	10.2%	7,754	10.4%	232	7,522	10.3%
Share-based compensation expenses	1,507	2.1%	—	1,507	2.1%	832	1.1%	—	832	1.1%
Amortization of forgivable loans	3,340	4.5%	—	3,340	4.6%	4,178	5.6%	—	4,178	5.7%
Adjusted EBITDA	$12,239	16.7%	$(1)	$12,240	16.9%	$12,764	17.1%	$232	$12,532	17.2%

	Year to Date Period Ended September 27, 2014					Year to Date Period Ended September 28, 2013
	GAAP			Non-GAAP		GAAP			Non-GAAP
	Year to Date	GAAP	Adjustments to	Year to Date	Non-GAAP	Year to Date	GAAP	Adjustments to	Year to Date	Non-GAAP
	Period Ended	% of	GAAP Results	Period Ended	% of	Period Ended	% of	GAAP Results	Period Ended	% of
	September 27, 2014	Revenues	NeuCo (1)	September 27, 2014	Revenues	September 28, 2013	Revenues	NeuCo (1)	September 28, 2013	Revenues

Income (loss) from operations	$17,917	7.9%	$(179)	$18,096	8.1%	$13,058	6.4%	$8	$13,050	6.6%
Depreciation and amortization	4,746	2.1%	—	4,746	2.1%	4,792	2.4%	3	4,789	2.4%
EBITDA	22,663	9.9%	(179)	22,842	10.2%	17,850	8.8%	11	17,839	9.0%
Share-based compensation expenses	4,123	1.8%	—	4,123	1.8%	2,153	1.1%	—	2,153	1.1%
Amortization of forgivable loans	10,262	4.5%	—	10,262	4.6%	10,223	5.0%	—	10,223	5.1%
Adjusted EBITDA	$37,048	16.3%	$(179)	$37,227	16.6%	$30,226	14.9%	$11	$30,215	15.2%

(1) These adjustments include activity related to NeuCo in the Company’s GAAP results.

CRA INTERNATIONAL, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	September 27,	December 28,
	2014	2013

Assets
Cash and cash equivalents	$44,684	$51,251
Accounts receivable and unbilled, net	80,698	82,131
Other current assets	31,655	29,581
Total current assets	157,037	162,963

Property and equipment, net	15,180	15,655
Goodwill and intangible assets, net	88,011	86,110
Other assets	47,404	55,576
Total assets	$307,632	$320,304

Liabilities and shareholders’ equity
Current liabilities	$75,407	$87,960
Long-term liabilities	7,714	7,707
Total liabilities	83,121	95,667

Total shareholders’ equity	224,511	224,637
Total liabilities and shareholders’ equity	$307,632	$320,304

CRA INTERNATIONAL, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Fiscal Year to Date Period Ended	Fiscal Year to Date Period Ended
	September 27,	September 28,
	2014	2013
Operating activities:
Net income	$9,664	$7,519
Adjustments to reconcile net income to net cash provided by (used in) operating activities, net of effect of acquired businesses:
Non-cash items, net	5,453	5,436
Accounts receivable and unbilled services	4,478	(9,920)
Working capital items, net	(8,843)	(20,176)
Net cash provided by (used in) operating activities	10,752	(17,141)

Investing activities:
Consideration relating to acquisitions, net	(1,537)	(15,591)
Purchase of property and equipment	(3,175)	(2,497)
Collections on notes receivable	114	14
Net cash used in investing activities	(4,598)	(18,074)

Financing activities:
Issuance of common stock, principally stock option exercises	—	207
Payments on notes payable	(26)	(700)
Borrowings under line of credit	—	17,320
Repayments under line of credit	—	(17,320)
Tax withholding payments reimbursed by restricted shares	(159)	(227)
Excess tax benefits from share-based compensation	—	5
Repurchase of common stock	(11,927)	(631)
Debt issuance costs	—	(1,039)
Net cash used in financing activities	(12,112)	(2,385)

Effect of foreign exchange rates on cash and cash equivalents	(609)	51

Net decrease in cash and cash equivalents	(6,567)	(37,549)
Cash and cash equivalents at beginning of period	51,251	55,451

Cash and cash equivalents at end of period	$44,684	$17,902

Supplemental cash flow information:

Cash paid for income taxes	$12,608	$1,337
Cash paid for interest	$287	$222
Common stock issued for acquired business	$427	$—